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                                                                    Exhibit 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 2000 included in Digital River Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                                    /s/ ARTHUR ANDERSEN LLP
                                                    -----------------------
                                                    ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
       May 9, 2000